Prospectus supplement dated November 24, 2021
to the following prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY prospectuses dated May 1, 2021
NLAIC Market Street VIP/2 prospectus dated May 1, 2008
BOA Exclusive prospectus dated May 1, 2004
Multi-Flex FPVUL, NLIC Market Street VIP/2, NLAIC VIP Extra Credit, NLIC VIP Extra Credit, BOA SPVL, NLAIC Options VL, and BOA Last Survivor FPVUL prospectuses dated May 1, 2002
NLAIC VIP Premier DCA and NLIC VIP Premier DCA prospectuses dated November 1, 2001
NLAIC Options VIP prospectus dated May 1, 2001
NLIC Survivor Options Plus and NLIC Special Product prospectuses dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1.	The prospectus offers the following underlying mutual funds as investment options under the contract/policy.
Effective on or about December 6, 2021 (the "Effective Date"), the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Wells Fargo Variable Trust – VT Discovery Fund: Class 2	Allspring Variable Trust – VT Discovery Fund: Class 2
Wells Fargo Variable Trust – VT Opportunity Fund: Class 2	Allspring Variable Trust – VT Opportunity Fund: Class 2
2.	On the Effective Date, the Sub-Advisors, Wells Capital Management, LLC and Wells Fargo Asset Management, will be renamed to Allspring Global Investments.
PROS-0606
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